SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2008 (May 6, 2008)

PAR PHARMACEUTICAL COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 6, 2008, Par Pharmaceutical, Inc. (“Par”), the registrant’s wholly-owned operating subsidiary, amended its agreement with Spectrum Pharmaceuticals, Inc. for $20 million in cash to increase Par’s share of profits from 38% to 95% for the commercialization of authorized generic versions of GlaxoSmithKline’s (“GSK”) Imitrex® Injection. Imitrex Injection (sumitriptan succinate injection) is used for the acute treatment of migraine attacks with or without aura, and the acute treatment of cluster headache episodes. Based on a settlement agreement between Spectrum Pharmaceuticals, Inc. and Glaxo Group Limited, Par will be permitted to sell generic versions of GSK’s Imitrex Injection 4mg and 6mg starter kits and 4mg and 6mg prefilled syringe cartridges with an expected launch date no later than November 2008.  Par has also acquired from Spectrum Pharmaceutical, Inc. its remaining interest for the right to sell 6mg vials.

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2008, Par Pharmaceutical Companies, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 29, 2008. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated May 8, 2008

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of: May 8, 2008

PAR PHARMACEUTICAL COMPANIES, INC.
(Registrant)

/s/ Thomas J. Haughey
Thomas J. Haughey, Executive Vice President
and General Counsel

EXHIBIT INDEX

     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated May 8, 2008